UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2024

Cassava Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-29959	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6801 N Capital of Texas Highway, Building 1; Suite 300
Austin, Texas 78731
(Address of principal executive offices, including zip code)

(512) 501-2444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SAVA	Nasdaq Capital Market
Warrants, exercisable for shares of Common Stock*	SAVAW*	Nasdaq Capital Market*

* In connection with the redemption of the Warrants on May 7, 2024, Nasdaq Stock Market LLC has filed a Form 25 relating to their removal from listing and deregistration under Section 12(b) of the Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2024, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Cassava Sciences, Inc. (the "Company") approved discretionary cash bonus awards for each of the executive officers in recognition of their contributions to the Company as follows:

Name	Title	Bonus Amount
Remi Barbier	President, Chief Executive Officer	$ 500,000

R. Christopher Cook	Sr. VP and General Counsel	$ 50,000

James W. Kupiec, M.D.	Chief Medical Officer	$ 50,000

Eric J. Schoen	Chief Financial Officer	$ 250,000

In addition, the Compensation Committee approved an amendment to Mr. Schoen's employment agreement. Under the amended employment agreement, if Mr. Schoen is terminated without cause after a “Change in Control” of the Company, Mr. Schoen will be paid his regular base salary, and he will continue to receive employment benefits, for a period of 12 months following his last date of employment with the Company.

The foregoing description is only a summary and is qualified in its entirety by reference to the full text of the employment agreement amendment, which is filed as an exhibit to this Form 8-K and incorporated herein by reference.

9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment agreement amendment, dated May 20, 2024, by and between Cassava Sciences, Inc. and Eric J. Schoen
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CASSAVA SCIENCES, INC.
a Delaware corporation

Date: May 22, 2024
	By:	/s/ ERIC J. SCHOEN
Eric J. Schoen
Chief Financial Officer